Effective December 7, 2011 the
Companys name changed to
Independence Resources PLC

No.
SponsoredExempt

AMERICAN DEPOSITARY
SHARES
Each American Depository Share
represents one Deposited Share
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY FIVE PENCE
SHARES OF
SENETEK PLC
INCORPORATED UNDER THE
LAWS OF ENGLAND
The Bank of New York as
Depositary hereinafter called the
Depositary, hereby certifies that
                        , or registered assigns
IS THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary Five
Pence Shares herein called Shares of
Senetek plc, incorporated under the
laws of England herein called the
Company.  At the date hereof, each
American Depositary Share
represents one Share which is either
deposited or subject to deposit under
the Deposit Agreement at the
London, England office of the
Depositary herein called the
Custodian.  The Depositarys
Corporate Trust office is located at a
different address than its principal
executive office.  Its Corporate Trust
office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary Receipt is
one of an issue herein called
Receipts, all issued and to be issued
upon the terms and conditions set
forth in the Amended and Restated
Deposit Agreement, dated as of
November 6, 1992 to that certain
Deposit Agreement, dated as of
April 15, 1985, as further amended
and restated as of October 3, 2005
herein called the Deposit Agreement,
by and among the Company, the
Depositary and all Owners and
holders from time to time of Receipts
issued thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and becomes bound
by all the terms and conditions
thereof.  The Deposit Agreement sets
forth the rights of Owners and
holders of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
such Shares, securities, property, and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office
of the Custodian.
The statements made on the face and
reverse of this Receipt are summaries
of certain provisions of the Deposit
Agreement and are qualified by and
subject to the detailed provisions of
the Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined herein
shall have the meanings set forth in
the Deposit Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of this
Receipt, and upon payment of the
fee of the Depositary provided in
this Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or upon
his order, of the Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of certificates in the name of
the Owner hereof or as ordered by
him or by the delivery of certificates
endorsed or accompanied by proper
instruments of transfer.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of Owner
hereof.
3.	TRANSFER OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in
person or by duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the fees and
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
representing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
splitup, combination or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary
or the Custodian may require
payment from the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn
and payment of any applicable fees
as provided in this Receipt, may
require the production of proof
satisfactory to it as to the identity
and genuineness of any signature and
may also require compliance with
such regulations  as the Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, paragraph 22 of this
Receipt.
The delivery of Receipts against
deposits of Shares generally or
against deposits of particular Shares
may be suspended, or the transfer of
Receipts in particular instances may
be refused, or the transfer or
surrender of outstanding Receipts
generally may be suspended, during
any period when the transfer books
of the Depositary are closed, or if
any such action is deemed necessary
or advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement or this Receipt,
or for any other reason, subject to
paragraph 22 hereof.  The surrender
of outstanding Receipts and
withdrawal of Deposited Securities
may not be suspended subject only
to i temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of Shares in connection with
voting at a shareholders meeting, or
the payment of dividends, ii the
payment of fees, taxes and similar
charges, and iii compliance with any
U.S. or foreign laws or governmental
regulations relating to the Receipts or
to the withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary will not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement
is in effect as to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other governmental
charge shall become payable with
respect to any Deposited Securities
represented hereby, such tax or other
governmental charge shall be payable
by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented
hereby until such payment is made,
and may withhold any dividends or
other distributions, or may sell for
the account of the Owner hereof any
part or all of the Deposited Securities
represented by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing Shares
hereunder shall be deemed thereby to
represent and warrant that such
Shares and each certificate therefor
are validly issued, fully paid,
nonassessable and free of any
preemption rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every person
shall also be deemed to represent that
Shares deposited by that person are
not restricted securities.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner of a Receipt
may be required from time to time to
file such proof of citizenship or
residence, exchange control approval,
or such information relating to the
registration on the books of the
Issuer or the appointed agent of the
Issuer for transfer and registration of
Shares, which may but need not be
the foreign Registrar of the Shares
presented for deposit or other
information, to execute such
certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution or sale of any dividend
or other distribution or rights or of
the proceeds thereof or the delivery
of any Deposited Securities until
such proof or other information is
filed or such certificates are
executed.
7.	CHARGES OF
DEPOSITARY.
The Depositary will charge the party
to whom Receipts are delivered
against deposits, and the party
surrendering Receipts for delivery of
Deposited Securities, $5.00 or less
for each 100 American Depositary
Shares or portion thereof represented
by the Receipts issued or
surrendered.  The Company will pay
the other charges of the Depositary
and those of any Registrar under the
Depositary Agreement, other than i
taxes and other governmental
charges, ii share transfer registration
fees on deposits of Shares, iii such
cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement to be at the expense of
persons depositing Shares or Owners
of Receipts, and iv such expenses are
incurred by the Depositary in the
conversion of foreign currency into
dollars.
The Depositary, subject to paragraph
8 hereof, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	LOANS AND
PRERELEASE OF SHARES AND
RECEIPTS.
In its capacity as Depositary, the
Depositary will lend neither the
Shares held under the Deposit
Agreement nor the Receipts;
provided, however, that the
Depositary reserves the right to i
issue Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement and ii deliver
Shares prior to the receipt and
cancellation of Receipts pursuant to
Section  2.5 of the Deposit
Agreement, including Receipts
which were issued under i above but
for which Shares may not have been
received.  The Depositary may
receive Receipts in lieu of Shares
under i above and receive Shares in
lieu of Receipts under ii above.  Each
such transaction will be a
accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered that such person, or its
customer, owns the Shares or
Receipts to be remitted, as the case
may be, b at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, c terminable by the
Depositary on not more than five 5
business days notice, and d subject
to such further indemnities and
credit regulations as the Depositary
deems appropriate.  The Depositary
will normally limit the number of
Receipts and Shares involved in such
transactions at any one time to thirty
percent 30% of the Receipts
outstanding without giving effect to
Receipts outstanding under i above,
or Shares held under the Deposit
Agreement, respectively; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.  The
Depositary will also set limits with
respect to the number of Receipts
and Shares involved in transactions
to be done under the Deposit
Agreement with any one person on a
case by case basis as it deems
appropriate.
The Depositary may retain for its
own account any compensation
received by it in connection with the
foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this Receipt and
every successive holder and Owner
of this Receipt by accepting or
holding the same consents and
agrees, that title of this Receipt when
properly endorsed or accompanied
by proper instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument, provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person whose
name this Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose, unless this Receipt
shall have been executed by the
Depositary by the manual signature
of a duly authorized officer or, if a
Registrar shall have been appointed,
by the manual signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to the
periodic reporting requirements of
the Securities Exchange Act of 1934
and, accordingly, files certain reports
with the Securities and Exchange
Commission hereinafter called the
Commission.  Such reports and
communications will be available for
inspection and copying by holders
and Owners at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street, N.W. in Washington, D.C.
20549.
The Depositary will make available
for inspection by Owners of Receipts
as its Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the Company
which are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also
send to  Owners of Receipts copies
of such reports when furnished by
the Company pursuant to the Deposit
Agreement.
The Depositary will keep books for
the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received on a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and, subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and shall
distribute the amount thus received
to the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owner of
Receipts for American Depositary
Shares representing such Deposited
Securities shall be reduced
accordingly.
Whenever the Depositary receives
any distribution other than cash or
Shares upon any Deposited
Securities, the Depositary will cause
the securities or property received by
it to be distributed to the Owners of
Receipts entitled thereto, in any
manner that the Depositary may
deem equitable and  practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including the sale at
public or private sale of the securities
or property thus received, or any part
thereof, and the net proceeds of any
such sale shall be distributed by the
Depositary to the Owners of
Receipts entitled thereto as in the
case of a distribution received in
cash.
If any distribution consists of a
dividend in, or free distribution of,
Shares, the Depositary may with the
Companys approval, and shall if the
Company shall so request, distribute
to the Owner of outstanding
Receipts entitled thereto, additional
Receipts for an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution.  In lieu of delivering
Receipts for fractional Depositary
Shares in any such case, the
Depositary will sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds, all in the manner and
subject to the conditions set forth in
the Deposit Agreement.  If
additional Receipts are not so
distributed except as pursuant to the
preceding sentence, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary shall
receive foreign currency, by way of
dividends or other distributions or
the net proceeds from the sale of
securities, property or rights, and if at
the time of the receipt thereof the
foreign currency so received can in
the judgment of the Depositary be
converted on a reasonable basis into
dollars and the resulting dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, by sale or in any other
manner that it may determine, such
foreign currency into dollars, and
such dollars shall be distributed to
the Owners of Receipts entitled
thereto or, if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such dollars, then
to the holders of such warrants andor
instruments upon surrender thereof
for cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without regard
to any distinctions among Owners on
account of exchange restrictions or
otherwise.
If such conversion or distribution can
be effected only with the approval or
license of any government or agency
thereof, the Depositary shall file such
application for approval or license, if
any, as it may deem desirable.
If at any time the Depositary shall
determine that in its judgment any
foreign currency received by the
Depositary is not convertible on a
reasonable basis into dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency or an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to, or in its discretion
may hold such foreign  currency for
the respective accounts, of the
Owners of Receipts entitled to
receive the same.
If any such conversion of foreign
currency, in whole or in part, cannot
be effected for distribution to some
Owners of Receipts entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in dollars to the extent
permissible to the Owners of
Receipts entitled thereto and may
distribute the balance of the foreign
currency received by the Depositary
to, or hold such balance for the
account of, the Owners of Receipts
entitled thereto.
14.	RIGHTS.
In the event that the Company offers
or causes to be offered to the holders
of any Deposited Securities any
rights to subscribe for additional
Shares  or any rights of any other
nature, the Depositary will have
discretion as to the procedure to be
followed in making such rights
available to any Owners of Receipts
or in disposing of such Rights on
behalf of such Owners and making
the net proceeds available in dollars
to such Owners; provided, however,
that the Depositary will, if requested
by the Company, take action as
follows
i	if at the time of the offering
of any rights the Depositary
determines that it is lawful and
feasible to make such rights available
to Owners of Receipts by means of
warrants or otherwise, the Depositary
will distribute warrants or other
instruments therefor in such form as
it may determine to the Owners
entitled thereto, in proportion to the
number of American Depositary
Shares representing such Deposited
Securities, or employ such other
method as it may deem feasible in
order to facilitate the exercise, sale or
transfer of rights by such Owners; or
ii	if at any time of the offering
of any rights the Depositary
determines that it is not lawful or not
feasible to make such rights available
to Owners of Receipts by means of
warrants or otherwise, or if the rights
represented by such warrants or such
other instruments are not exercised
and appear to be about to lapse, the
Depositary in its discretion may sell
such rights or such warrants or other
instruments at public or private sale,
at such place or places and upon such
terms as it may deem proper, and
may allocate the proceeds of such
sales for account of the Owners of
Receipts otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practicable
basis without regard to any
distinctions among such Owners
because of exchange restrictions, or
the date of delivery of any Receipt
or Receipts, or otherwise.
If registration under the Securities
Act of 1933 of the  securities to
which any rights relate is required in
order for the Company to offer such
rights to the Owners of Receipts or
to sell the securities represented by
such rights, the Depositary will not
offer such rights to the Owner of
Receipts unless and until such a
registration statement is in effect, or
unless the offering and sale of such
securities to the Owners of such
Receipts are exempt from registration
under the provisions of such Act.
15.	RECORD DATES.
Whenever any cash dividend or other
cash distribution shall become
payable or any distribution other than
cash shall be made, or whenever
rights shall be issued with respect to
the Deposited Securities, or
whenever  the Depositary shall
receive notice of any meeting of
holders of Shares or  other Deposited
Securities, the Depositary will fix a
record date for the determination of
Owners of Receipts who will be
entitled to receive such dividend,
distribution or rights, or the net
proceeds of the sale thereof, or to
give instruments for the exercise of
voting rights at any such meeting,
subject to the provisions of the
Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities,  the Depositary
shall, as soon as practicable
thereafter, mail to the Owners of
Receipts a notice which shall contain
a such information as is contained in
such notice of meeting, and b a
statement that the Owners of
Receipts as the close of business on a
specified record date will be entitled,
subject to any applicable provision of
English law and of the Articles of
Association of the Issuer, to instruct
the Depositary as to the exercise of
the voting rights, if any, pertaining to
the amount of Shares or other
Deposited Securities represented by
their respective American Depositary
Shares and c a statement as to the
manner in which such instructions
may be given to the Depositary,
including an express indication that
such instructions may be given, or
deemed given, in accordance with
the last sentence of this Article 16
and if no instruction is received, to
vote any Shares or other Deposited
Securities represented by American
Depositary Shares in proportion to
the votes cast in respect of the Shares
or other Deposited Securities
represented by American Depositary
Shares for which the Depositary has
received instructions to vote.  Upon
the written request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary for
such purpose the Instruction Date,
the Depositary shall endeavor in so
far as practicable to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by such Receipt in
accordance with the instructions set
forth in such request.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the Instruction Date, the
Depositary shall deem such Owner to
have instructed the Depositary to
vote such Shares or other Deposited
Securities represented by American
Depositary Shares in proportion to
the votes cast in respect of the Shares
or other Deposited Securities
represented by American Depositary
Shares for which the Depositary has
received instructions to vote.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
Upon any change in nominal value,
par value, splitup, consolidation or
any other reclassification of
Deposited Securities, or upon any
recapitalization, reorganization,
merger or consolidation or sale of
assets affecting the  Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or in
respect of Deposited Securities shall
be treated as new Deposited
Securities under this Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, with the
Companys approval and shall if the
Company shall so request, execute
and deliver additional Receipts as in
the case of a dividend on the Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor the
Company shall incur any liability to
any Owners or holders of any
Receipt, if by reason of any provision
of any present or future law of the
United States or any other country,
or of any other governmental
authority, or by reason of any
provision, present or future, of the
Articles of Association of the
Company, or by reason of any act of
God or war or other circumstances
beyond its control, the Depositary or
the Company shall be prevented or
forbidden from doing or performing
any act or thing which by the terms
of the  Deposit Agreement it is
provided shall be done or performed;
nor shall the Depositary or the
Company incur any liability to any
Owner or holder of a Receipt by
reason or any nonperformance or
delay, caused as aforesaid, in
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Neither the Company nor the
Depositary assumes any obligation or
shall be subject to any liability under
the Deposit Agreement to Owners or
holders of Receipts, except that they
agree to use their best judgment and
good faith in the performance of
their obligations set forth in the
Deposit Agreement.  Neither the
Depositary nor the  Company shall
be under any obligation to appear in,
prosecute or defend any action, suit
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability be
furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Company agrees to indemnify the
Depositary and the Custodian
against, and hold each of them
harmless from, any liability or
expense which may arise out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified
or supplemented from time to time, i
by either the Depositary or the
Custodian, except for any liability or
expense arising out of the negligence
or bad faith or either of them, or ii by
the Company or any of its agents.
No disclaimer of liability  under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY  APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary hereunder by
written notice of its election so to do
delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal effective upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
The form of the Receipts and any
provisions of the  Deposit Agreement
may at any time and from time to
time be amended by agreement
between the  Company and the
Depositary in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges other
than  taxes and other governmental
charges, or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of three months after
notice of such amendment shall have
been given to the Owners of
outstanding Receipts.  Every Owner
of a Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing to
hold such Receipt, to consent and
agree to such amendment and to be
bound by the Deposit Agreement as
amended thereby.  In no event shall
any amendment impair the  right of
the Owner of any Receipt to
surrender such Receipt and receive
therefor the Deposited Securities
represented thereby.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary will at any time at
the direction of the Company
terminate the Deposit Agreement by
 mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of Receipts then outstanding
if at any time 60 days shall have
expired after the Depositary shall
have delivered to the Company a
written notice of its election to resign
and a successor depositary shall not
have been appointed and accepted its
appointment as provided in the
Deposit Agreement.  If any Receipts
shall remain outstanding after the
date of termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof,
and shall not give any further notices
or perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary.  At any time after the
expiration of one year from the date
of termination, the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold the net
proceeds of any such sale, together
with any other cash then held by it
hereunder, uninvested and without
liability for interest, for the pro rata
benefit of the Owners  of Receipts
which have not theretofore been
surrendered such Owners thereupon
becoming the general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges and
expenses.
22.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
Notwithstanding any terms of this
Receipt or the Deposit Agreement to
the contrary, the Company and the
Depositary have each agreed that it
will not exercise any rights it has
under the Deposit Agreement or the
Receipt to prevent the withdrawal or
delivery of Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to Section
I A1 of the General Instructions to
the Form F6 Registration Statement,
as amended from time to time, under
the Securities Act of 1933.


ASSIGNMENT AND TRANSFER
SIGNATURE LINES
NOTE	The signature to any
endorsement  hereon must
correspond with the name as written
upon the face of this Receipt in every
particular, without alteration or
enlargement or any change whatever.
If the endorsement be executed by
an attorney, executor, administrator,
trustee or guardian, the person
executing the endorsement must give
his full title in such capacity  and
proper evidence of authority to act in
such capacity, if not on file with the
Depositary, must be forwarded with
this Receipt.
All endorsements or assignments of
Receipts must be guaranteed by a
New York Stock Exchange member
firm or member of the Clearing
House of the American Stock
Exchange Clearing Corporation or by
a bank or trust company having an
office or correspondent in the City of
New York.


EXHIBIT B
FEE SCHEDULE OF THE
DEPOSITARY
Administration fees will be charged
to Senetek plc on a quarterly basis
and will be based on the average
number of shareholder accounts
maintained during the quarter.
Number of Shareholder Accounts
				Charge
Per Quarter
            1  2,000
			        $1,000.00
   2,0001  5,0000
			        $1,500.00
                5,001 or more

$2,000.00
The above administration fees cover
the costs associated with the
following services
	administration of the ADR
program
	transfer and registration of
ADRs
	maintenance of shareholder
accounts
	recording of ADRs issued
and cancelled
	issuance of dividend checks
	preparation and filing of U.S.
information returns
	furnish shareholders with
payee copies
	issuance of dividend
replacement checks
	mailing shipment of ADRs
	imprinting envelopes and
labels
	affixing labels to envelopes
	nonroutine and legal transfers
	Inland Revenue reporting
	S.E.C. F6 reporting
	storage of blank and
cancelled ADR certificates
Any and all outofpocket expenses
will be charged to the Issuer at cost.
Any services performed not included
in the administration fee will be paid
by the Issuer after consultation and
agreement between the Depositary
and the Issuer as to the amount and
nature of such charge.
The administration charges will be
waived for a period of one year.

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